UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2020

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐    Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 2, 2020, Angie Moss, Senior Vice President, Chief Accounting Officer and Assistant Secretary of Daseke, Inc. (the “Company”), entered into a Transition and Separation Agreement (the “Separation Agreement”) with the Company. Under the Separation Agreement, Ms. Moss is scheduled to continue her employment with the Company, with the duties and obligations of Senior Vice President, Chief Accounting Officer and Assistant Secretary and as otherwise requested by the Company, through May 29, 2020, at which time her service with the Company is scheduled to end (the “Transition Period”). Ms. Moss may revoke her execution of the Separation Agreement by April 9, 2020, and if not revoked, the Separation Agreement will become effective April 10, 2020.

The Separation Agreement provides that Ms. Moss will be entitled to receive, among other things, the following: (i) continued compensation and employee benefits during the Transition Period; (ii) a severance amount equal to the sum of (a) one (1.0) times her current annual base salary plus (b) one (1.0) times her target annual bonus for 2019; and (iii) up to one year of continued COBRA coverage at active employee rates.

The Separation Agreement includes a customary release of claims by Ms. Moss in favor of the Company and its affiliates. Ms. Moss’s severance benefits described above are conditioned upon her execution and non-revocation of the release of claims, as well as her continued compliance with confidentiality and certain other restrictive covenant obligations contained in her Employment Agreement with the Company, dated February 27, 2017.

The foregoing description of the material terms of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

April 8, 2020	By:	/s/ Christopher Easter
	Name:	Christopher Easter
	Title:	Chief Executive Officer, Chief Operating Officer and Director